UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2018 (December 11, 2018)

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Canal Street, Third Floor Stamford, Connecticut	06902

	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 307-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2018, the Compensation Committee of the Board of Directors of The Providence Service Corporation (the Company”) approved a special bonus of $450,000 for R. Carter Pate, the Company’s Interim Chief Executive Officer, in recognition of the increased demands of time, attention and work on Mr. Pate, and his performance in connection with certain ongoing projects, including the Company’s previously announced organizational consolidation plan (the “Consolidation Transaction”), LogistiCare Solutions, LLC’s (“LogistiCare”) acquisition of Circulation, Inc., and the sale of the Company’s WD Services segment (the “WD Services Sale”).  Fifty percent of the bonus will only be payable if the WD Services Sale is completed on or prior to December 31, 2018. Mr. Pate is not a participant in the executive retention plan (the “Retention Plan”) that was established in connection with the Consolidation Transaction, or any other previously disclosed special bonuses that were awarded to other executives.

Effective December 31, 2018, Sophia D. Tawil, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company and David Shackelton, Chief Transformation Officer of the Company, will each conclude employment with the Company following the completion of their tenures under the Retention Plan.  Effective January 1, 2019, Margaret Chinta Gaston, LogistiCare’s current General Counsel, will serve as the Company’s Senior Vice President, General Counsel & Secretary, in addition to her current duties.

Ms. Gaston has served as LogistiCare’s General Counsel since 2003. Prior to joining LogistiCare, Ms. Gaston was a managing director at Kroll Associates in New York City where she served as a compliance advisor to numerous companies and directed many internal corporate investigations. From 1992 to 1997, Ms. Gaston served as an Assistant United States Attorney in the Civil Division of the Southern District of New York.  Ms. Gaston began her legal career at Gibson, Dunn & Crutcher in New York City. Ms. Gaston received a bachelor’s degree in linguistics with honors from Harvard University and a juris doctorate degree from the University of Virginia School of Law.

Item 7.01 Regulation FD Disclosure.

On December 14, 2018, the Company posted an investor presentation to the Investor Relations section of its website www.prscholdings.com. The materials may be used by the Company in various presentations to investors. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation, dated December 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: December 14, 2018	By:	/s/ Kevin M. Dotts
	Name:	Kevin M. Dotts
	Title:	Chief Financial Officer